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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  ZONAGEN, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

                                  ZONAGEN, INC.
                        2408 TIMBERLOCH PLACE, SUITE B-10
                           THE WOODLANDS, TEXAS 77380





                                                  November 21, 2003





TO OUR STOCKHOLDERS:

     You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Zonagen, Inc. to be held on Monday, December 29, 2003, at 1:00 p.m., Central Standard Time, at La Quinta Inn, 28673 I-45 North, The Woodlands, Texas. A Notice of the Annual Meeting, Proxy Statement and form of Proxy are enclosed with this letter.

     We encourage you to read the Notice of the Annual Meeting and Proxy Statement so that you may be informed about the business to come before the meeting. Your participation in the Company's business is important, regardless of the number of shares that you hold. To ensure your representation at the meeting, please promptly sign and return the accompanying proxy card in the postage-paid envelope.

     We would also like to remind you that we have mailed, or will mail, to you at approximately the same time as this Notice and Proxy Statement an Offer to Purchase and other documents related to our self tender offer. Because the record date for the Annual Meeting is October 31, 2003, you have the ability to vote your shares at this Annual Meeting whether or not you tender your shares in the self tender offer. WE URGE YOU TO VOTE REGARDLESS OF WHETHER YOU INTEND TO TENDER YOUR SHARES SO THAT WE MAY ENSURE THAT A QUORUM IS PRESENT FOR THE ANNUAL MEETING. Please refer to the Offer to Purchase and related documents described above for more information about the tender offer.

     We look forward to seeing you on December 29, 2003.

                                               Sincerely,





                                               Joseph S. Podolski
                                               President and Chief
                                                Executive Officer

                           NOTICE OF ANNUAL MEETING OF
                                  STOCKHOLDERS
                          TO BE HELD DECEMBER 29, 2003



To the Stockholders of Zonagen, Inc.:

     The Annual Meeting of Stockholders (the "Annual Meeting") of Zonagen, Inc. (the "Company") will be held on Monday, December 29, 2003, at 1:00 p.m., Central Standard Time, at La Quinta Inn, 28673 I-45 North, The Woodlands, Texas, for the following purposes:

          1. To elect a board of five directors of the Company, each to serve until the Company's next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

          2. To ratify and approve the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for its fiscal year ending December 31, 2003; and

          3. To act on such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only stockholders of record at the close of business on October 31, 2003 will be entitled to notice of and to vote at the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting regardless of whether you plan to attend. THEREFORE, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. If you are present at the Annual Meeting, and wish to do so, you may revoke the proxy and vote in person.

                                                       By Order of the Board of
                                                         Directors,



                                                       Louis Ploth
                                                       Secretary

The Woodlands, Texas
November 21, 2003

                                  ZONAGEN, INC.
                        2408 TIMBERLOCH PLACE, SUITE B-10
                           THE WOODLANDS, TEXAS 77380

                                   ----------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS


                          TO BE HELD DECEMBER 29, 2003


                    SOLICITATION AND REVOCABILITY OF PROXIES

     The accompanying Proxy is solicited by the Board of Directors of Zonagen, Inc. (the "Company"), to be voted at the Annual Meeting of Stockholders ("Annual Meeting") of the Company to be held on Monday, December 29, 2003, at 1:00 p.m., Central Standard Time, at La Quinta Inn, 28673 I-45 North, The Woodlands, Texas, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and at any adjournment(s) of the Annual Meeting. If the accompanying Proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with the directions noted thereon or, if no direction is indicated, it will be voted in favor of the proposals described in this Proxy Statement. In addition, the Proxy confers discretionary authority to the persons named in the Proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting. The Board of Directors is not currently aware of any such other matters.

     Each stockholder of the Company has the unconditional right to revoke his Proxy at any time prior to its exercise, either in person at the Annual Meeting or by written notice to the Company addressed to Secretary, Zonagen, Inc., 2408 Timberloch Place, Suite B-10, The Woodlands, Texas 77380. No revocation by written notice will be effective unless such notice has been received by the Secretary of the Company prior to the day of the Annual Meeting or by the inspector of election at the Annual Meeting.

     The principal executive offices of the Company are located at 2408 Timberloch Place, Suite B-10, The Woodlands, Texas 77380. This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Proxy are being mailed to the Company's stockholders on or about November 21, 2003.

     In addition to the solicitation of proxies by use of this Proxy Statement, directors, officers and employees of the Company may solicit the return of proxies by mail, personal interview, telephone or the Internet. Officers and employees of the Company will not receive additional compensation for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses incurred. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the stock registered in their names, to forward solicitation materials to the beneficial owners of such stock.

     ALL COSTS OF PREPARING, PRINTING, ASSEMBLING AND MAILING THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THIS PROXY STATEMENT, THE ENCLOSED FORM OF PROXY AND ANY ADDITIONAL MATERIALS, AS WELL AS THE COST OF FORWARDING SOLICITATION MATERIALS TO THE BENEFICIAL OWNERS OF STOCK AND ALL OTHER COSTS OF SOLICITATION, WILL BE BORNE BY THE COMPANY.

                             PURPOSES OF THE MEETING

     At the Annual Meeting, the Company's stockholders will be asked to consider and act on the following matters:

          1. Electing a board of five directors of the Company, each to serve until the Company's next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

          2. Ratifying and approving the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for its fiscal year ending December 31, 2003; and

          3. Acting on such other business as may properly come before the Annual Meeting or any adjournments thereof.

                                QUORUM AND VOTING

     The close of business on October 31, 2003 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to vote at the Annual Meeting and any adjournment(s) thereof. As of the Record Date, the Company had issued and outstanding 11,479,648 shares of the Company's common stock, par value $.001 share (the "Common Stock").

     Each stockholder of record of Common Stock will be entitled to one vote per share on each matter that is called to vote at the Annual Meeting. Shares of Common Stock may not be voted cumulatively.

           The presence, either in person or by Proxy, of holders of shares representing a majority of the Common Stock entitled to be cast at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. A plurality vote is required for the election of directors. Accordingly, if a quorum is present at the Annual Meeting, the five persons receiving the greatest number of votes will be elected to serve as directors. Withholding authority to vote for a director nominee and broker non-votes in the election of directors will not affect the outcome of the election of directors. All other matters to be voted on will be decided by the vote of the holders of shares representing a majority of the votes present or represented at the Annual Meeting and entitled to vote on such matter. On any such matter, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on such vote.

     All Proxies that are properly completed, signed and returned prior to the Annual Meeting will be voted. Any Proxy given by a stockholder may be revoked at any time before it is exercised by the stockholder by (i) filing with the Secretary of the Company an instrument revoking it, (ii) executing and returning a Proxy bearing a later date or (iii) attending the Annual Meeting and expressing a desire to vote his shares of Common Stock in person. Votes will be counted by Computershare Investor Services, LLC, the Company's transfer agent and registrar.

                               PROPOSAL NUMBER 1:
                              ELECTION OF DIRECTORS

     In connection with the Company's self tender offer, with the exception of Mr. Podolski, the current members of the Board of Directors, Messrs. Martin P. Sutter, Lloyd M. Bentsen, Steven Blasnik, and Timothy McInerney, have informed the Company that they are not standing for reelection. Consequently, the Board of Directors has nominated and urges you to vote for the election of Mr. Podolski and the additional four nominees identified below, who have been nominated to serve as directors until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. The chart below provides information regarding each nominee. Proxies solicited hereby will be voted for all nominees unless stockholders specify otherwise in their Proxies.

     If, at the time of or prior to the Annual Meeting, any of the nominees should be unable or decline to serve, the discretionary authority provided in the Proxy may be used to vote for a substitute or substitutes designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

NOMINEES FOR ELECTION AS DIRECTORS

     The names of the nominees for election as directors, and certain additional information with respect to each of them, are set forth below.


                                                                                                                         YEAR FIRST
                                                                                                                           BECAME
                        NAME                                AGE                POSITION WITH THE COMPANY                  DIRECTOR
                        ----                                ---        -----------------------------------------         ----------
Joseph S. Podolski...............................           56         President and Chief Executive Officer and
                                                                                        Director                            1992
Louis Ploth, Jr..................................           49          Vice President, Business Development and
                                                                                Chief Financial Officer                     N/A
Daniel F. Cain...................................           58                            N/A                               N/A
Jean L. Fourcroy, M.D., Ph.D., M.P.H.............           73                            N/A                               N/A
Zsolt Lavotha....................................           53                            N/A                               N/A

     Joseph S. Podolski. Mr. Podolski joined the Company in 1989 as Vice President of Operations and has served as President and Chief Executive Officer of the Company and as a director since 1992. Prior to joining the Company, Mr. Podolski spent twelve years in various engineering, product development and manufacturing positions at G.D. Searle, a subsidiary of Monsanto Company. Before joining Monsanto, Mr. Podolski held positions in manufacturing, engineering, quality control and development of fine chemicals, antibiotics, pharmaceuticals and hospital products with Abbott Laboratories, Dearborn Chemical Company and Baxter Pharmaceuticals. Mr. Podolski holds a M.S. in chemical engineering from the Illinois Institute of Technology. Mr. Podolski is seeking reelection as a director of the Company.

     Louis Ploth, Jr. Since January 2001, Mr. Ploth has served as Chief Financial Officer, Vice President, Business Development and Secretary. He served as Vice President, Finance from March 1999 to January 2001. He had previously served as Chief Financial Officer and Vice President, Business Development from 1993 to 1998 and as Chief Financial Officer from 1998 to March 1999 at which time he also served as General Manager of Fertility Technologies, Inc., a former subsidiary of the Company. Previously, Mr. Ploth was employed by Unisyn Technologies where he served concurrently as Chief Financial Officer and as Vice President of Finance and Administration. Mr. Ploth was also Corporate Controller of Synbiotics Corporation. Mr. Ploth has over 21 years of corporate financial and business development experience, with over 17 years experience in the biotechnology industry. Mr. Ploth has a B.S. degree from Montclair State College.

     Daniel F. Cain. Since October 1994, Mr. Cain has provided consulting services for small businesses. Since May 2000, he has also served as acting CEO of Wireless Medical, Inc., a Colorado-based medical device company, and Enet Biz, a Colorado-based consulting firm. From 1969 to 1994, Mr. Cain held various positions with Miles Laboratories, Inc., Hexcel Corporation, Scripps-Miles, Inc., Synbiotics Corporation and Heska Corporation. Mr. Cain has 35 years of broad business experience including 26 years with medical companies. Sixteen of these years were with three different biotech startup companies, one of which he co-founded. Mr. Cain has held a wide variety of executive level management positions including CEO/President and CFO. His experience also includes taking companies through the initial public offering and secondary public offering stages and from start-up through commercialization. He has prior experience of being an active board member of a publicly traded company.

     Jean L. Fourcroy, M.D., Ph.D., M.P.H. Dr. Fourcroy was engaged as a Medical Officer with the US Food and Drug Administration from 1988 to 2001. Since leaving the FDA, Dr. Fourcroy has been a consultant to the industry and a featured speaker and panel member in numerous meetings and symposia. Dr. Fourcroy is a member of the Board of Directors of the U.S. Anti-Doping Agency and is a Past President of the American Medical Women's Association. Dr. Fourcroy is the recipient of a 1998 American Urological Association Presidential

Citation Award, the 1999 Camille Mermod Award from the American Medical Women's Association, and an Outstanding Service Award from the American Society of Andrology in April 2000. Dr. Fourcroy received her M.D. from the Medical College of Pennsylvania and her Ph.D. from the University of California at San Francisco. Her surgery and urology residencies were completed at George Washington University Medical Center with Board Certification in Urology in 1981. In 1999, she received her Masters in Public Heath from the Medical College of Wisconsin.

     Zsolt Lavotha. Mr. Lavotha most recently served as President and Chief Executive Officer of Lavipharm Corp. ("Lavipharm") from December 1998 to April 2003. He has more than 25 years of experience in the pharmaceutical industry. Before joining Lavipharm, he served as head of Wyeth's Europe/Africa/Middle East operations. He has also held a variety of positions with Pfizer, Rhone-Poulene Rorer and Wyeth. Mr. Lavotha earned a degree in science from Uppsala University (Sweden). He is fluent in English, Swedish and Hungarian and has a working knowledge of French and German.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE ABOVE-NAMED NOMINEES, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

DIRECTORS' MEETINGS AND COMPENSATION

     The Company's operations are managed under the broad supervision of the Board of Directors, which has ultimate responsibility for the establishment and implementation of the Company's general operating philosophy, objectives, goals and policies. During 2002, the Board of Directors convened on three regularly scheduled occasions and took certain additional actions by unanimous written consent in lieu of meetings. In addition, the Board of Directors formed a special committee for the purpose of discussing and negotiating the now terminated merger agreement with Lavipharm, and this special committee met 10 times. All directors attended at least 75% of the meetings held by the Board and any committee of the Board on which he served during his tenure in 2002, except that Mr. McInerney did not attend any meetings of the Board of Directors or any committee at which the merger agreement with Lavipharm was discussed as a result of his firm's interest in the transaction with Lavipharm.

     Employee directors do not receive additional compensation for service on the Board of Directors or its committees. The Company reimburses each non-employee director for travel expenses incurred in connection with attendance at Board meetings. For board and Committee meetings attended in person or telephonically, non-employee directors currently receive $1,000.00 per meeting in cash. Employee directors are eligible to participate in the Company's 1994 Employee and Consultant Stock Option Plan and the Company's Amended and Restated 1993 Employee and Consultant Stock Option Plan (the "Incentive Plans"). Non-employee directors are entitled to participate in the Company's 2000 Non-employee Directors' Stock Option Plan (the "2000 Director Plan").

     Under the 2000 Director Plan, (i) each non-employee director who is first elected to the Board is entitled to receive an option to purchase 40,000 shares of the Company's Common Stock on the date on which he first becomes a non-employee director, and (ii) each non-employee director in office immediately after the Company's annual meeting of stockholders will receive an option to purchase 5,000 shares of Common Stock effective on such date. Additionally under the 2000 Director Plan, the Chairman of the Board (if a non-employee) who is first elected to the Board is entitled to receive an option to purchase 10,000 shares of Common Stock on the date on which he first becomes Chairman, and the Chairman (if a non-employee) in office immediately after each of the Company's annual meetings of stockholders will receive an option to purchase 10,000 shares of Common Stock effective on such date. In 2002, the Company granted options to acquire an aggregate of 53,360 shares of Common Stock to non-employee directors under the 2000 Director Plan. During 2002, the Company paid $13,000 to one director, issued stock awards totaling 11,572 shares of Common Stock to two directors, and granted options to purchase an aggregate of 23,360 shares of Common Stock to one director, for their attendance at Board and committee meetings.

BOARD COMMITTEES

     Pursuant to delegated authority, various Board functions are discharged by the standing committees of the Board. The Board of Directors has appointed four principal standing committees: the Executive Committee, the Compensation and Option Committee, the Nominating Committee and the Audit Committee.

     The Executive Committee, currently comprised of Messrs. Sutter and Podolski, is authorized to exercise, to the extent permitted by law, the power of the full Board of Directors when a meeting of the full Board is not practicable or necessary. The Executive Committee did not meet in 2002.

     The Compensation and Option Committee, currently comprised of Messrs. Blasnik and McInerney, selects the employees to whom stock options are to be granted, determines the terms and conditions provided for in each option grant and reviews and recommends to the Board of Directors the amount of compensation to be paid to officers of the Company. The Compensation and Option Committee convened once in 2002 and took certain additional actions by unanimous written consent in lieu of meetings.

     The Nominating Committee, currently comprised of Messrs. Sutter and Podolski, makes recommendations to the Board with respect to qualified candidates to be nominated for election to the Board. The Nominating Committee does not typically consider candidates nominated by stockholders. The Nominating Committee did not meet in 2002.

     The Audit Committee, currently comprised of Messrs. Bentsen, Blasnik and McInerney, provides assistance to the Board of Directors in fulfilling its responsibilities relating to corporate accounting and reporting practices, recommends to the Board of Directors the engagement by the Company of its independent public accountants, approves services performed by the Company's independent public accountants, including fee arrangements and the range of audit and non-audit services, maintains a direct line of communication between the Board of Directors and the Company's independent public accountants and performs such other functions as may be prescribed with respect to audit committees under applicable rules, regulations and policies of The Nasdaq Stock Market, Inc. The Audit Committee also evaluates the Company's system of internal controls, the internal audit function and other related areas. The Audit Committee meets quarterly and convened 5 times in 2002 and once per quarter for the quarters ended March 31, June 30 and September 30, 2003.

     As required by Nasdaq Stock Market and Securities and Exchange Commission (the "Commission") rules regarding audit committees, the Board of Directors has reviewed the qualifications of its Audit Committee and has determined that none of the current members of the Audit Committee have a relationship with the Company that might interfere with the exercise of their independence from the Company or its management.

                             AUDIT COMMITTEE REPORT

     The Audit Committee includes three directors who are independent, as defined by the standards of the Nasdaq Stock Market. The Audit Committee assists the Board in overseeing matters relating to the Company's accounting and financial reporting practices, the adequacy of its internal controls and the quality and integrity of its financial statements. On May 23, 2000, the Audit Committee adopted, and the Board of Directors ratified, a new Audit Committee Charter.

     The Audit Committee met 5 times during the year ended December 31, 2002. The Audit Committee reviewed with management and the independent auditors the interim financial information included in the Company's quarterly reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2002 prior to their being filed with the Commission as well as for the fiscal quarter and year ended December 31, 2002, as filed with the Company's Form 10-K for the year ended December 31, 2002.

     The independent auditors provided the Audit Committee with a written statement describing all the relationships between the Company and its auditors that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee also discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

     The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement of Auditing Standards No. 61, as amended, "Communication with Audit Committees."

     With and without management present, the Audit Committee discussed and reviewed the results of the independent auditors' examination of the Company's December 31, 2002 financial statements. The discussion included matters related to the conduct of the audit, such as the selection of and changes in significant accounting policies, the methods used to account for significant or unusual transactions, the effect of significant accounting policies in controversial or emerging areas, the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates, significant adjustments arising from the audit and disagreements, if any, with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

     The Audit Committee reviewed the Company's audited financial statements as of and for the year ended December 31, 2002, and discussed them with management and the independent auditors. Based on such review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Commission.

FEES PAID TO PRINCIPAL ACCOUNTING FIRM

     The following table sets forth the aggregate fees billed to the Company by its principal accounting firm, PricewaterhouseCoopers LLP, for the 2002 audit of its financial statements for the fiscal year ended December 31, 2002 and additional services rendered during such fiscal year:

Audit Fees                                                                 $   91,675
Financial Information Systems and Design and
   Implementation Fees                                                     $        0
All Other Fees                                                             $   72,543
                                                                           ----------
Total Fees                                                                 $  164,218

     The services provided under the caption, "All Other Fees," relate to certain services performed in connection with the Company's tax returns and in connection with the Company's now-terminated transaction with Lavipharm. The Audit Committee considered whether the provision of the services reflected under "All Other Fees" above might have affected PricewaterhouseCoopers' independence with respect to their audit of the Company's financial statements, and the Audit Committee believes that such services did not affect, and were compatible with, PricewaterhouseCoopers' independence.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                     Steven Blasnik
                     Lloyd M. Bentsen, III
                     Timothy McInerney, Chairman

                               PROPOSAL NUMBER 2:
           RATIFICATION AND APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed the firm of PricewaterhouseCoopers LLP as the Company's independent public accountants to make an examination of the accounts of the Company for the fiscal year ending December 31, 2003, subject to ratification by the Company's stockholders. The Company anticipates that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so. They will also be available to respond to appropriate questions from stockholders attending the Annual Meeting.

     As previously reported in Item 4 of its Current Report on Form 8-K dated June 18, 2002 (the "8-K"), the Company dismissed Arthur Andersen LLP ("Andersen") as the Company's principal accountant and engaged
PricewaterhouseCoopers LLP as the principal accountant for the fiscal year ending December 31, 2002. The change in principal accountant was approved by the Audit Committee of the Company's Board of Directors.

     Andersen's reports on the Company's financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2001 and through the interim period between December 31, 2001 and the date of Andersen's termination, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure of auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report for such years; and there were no reportable events as defined in Item 304(a)(2) of Regulation S-K. The Company provided Andersen with a copy of the disclosures made in Item 4 of the 8-K and requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the statements made by the Company in Item 4 of the 8-K and, if not, stating the respects in which it did not agree. A copy of the letter from Andersen to the Commission agreeing with the statements made by the Company was attached to the 8-K as Exhibit 16 thereto.

     During the fiscal year ended December 31, 2001 and through the date of the engagement of PricewaterhouseCoopers LLP, the Company did not consult PricewaterhouseCoopers LLP regarding any of the items described in Item 304(a)(2) of Regulation S-K.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION AND APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

       COMPENSATION AND OPTION COMMITTEE OF THE BOARD OF DIRECTORS REPORT

     The Compensation and Option Committee (the "Committee") of the Board of Directors of the Company currently consists of Messrs. Blasnik and McInerney, neither of whom is an officer or employee of the Company. The Committee is responsible for evaluating the performance of management and determining the compensation for executive officers of the Company and for administering the Company's Incentive Plans under which grants may be made to employees of the Company. The Committee has furnished the following report on executive compensation for 2002:

     Under the supervision of the Committee, the Company has developed a compensation policy which is designated to attract and retain key executives responsible for the success of the Company and motivate management to enhance long-term stockholder value. The annual compensation package for executive officers primarily consists of (i) a cash salary which reflects the responsibilities relating to the position and individual performance, (ii) variable performance awards payable in cash or stock and tied to the achievement of certain personal and corporate goals or milestones and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

     In determining the level and composition of compensation of each of the Company's executive officers, the Committee takes into account various qualitative and quantitative indicators of corporate and individual performance. Although no specific target has been established, the Committee generally seeks to set salaries comparable to those of peer group companies. In setting such salaries, the Committee considers its peer group to be certain companies in the biotechnology industries with market capitalizations similar to that of the Company. Such competitive group does not necessarily include the companies comprising the indexes reflected in the performance graph in this Proxy Statement. Because the Company is still developing technologies, the use of certain traditional performance standards (e.g., profitability and return on equity) is not currently appropriate in evaluating the performance of the Company's executive officers. Consequently, in evaluating the performance of management, the Committee takes into consideration such factors as the Company's achieving specified milestones or goals in its clinical development programs and the general progress of the Company's clinical trials. In addition, the Committee recognizes performance and achievements that are more difficult to quantify, such as the successful supervision of major corporate projects and demonstrated leadership ability. Finally, as a result of the Company's earlier decision to indefinitely suspend further development efforts in VASOMAX and the related decision to seek strategic alternatives, the Committee took into account the performance of management in fostering the goal of completing a strategic alternative to the benefit of the Company and its stockholders.

     Base compensation is established through negotiation between the Company and the executive officer at the time the executive is hired, and then subsequently adjusted when such officer's base compensation is subject to review or reconsideration. While the Company has entered into employment agreements with certain of its executive officers, such agreements provide that base salaries after the initial year will be determined by the Committee after review. When establishing or reviewing base compensation levels for each executive officer, the Committee, in accordance with its general compensation policy, considers numerous factors, including the responsibilities relating to the position, the qualifications of the executive and the relevant experience the individual brings to the Company, strategic goals for which the executive has responsibility, and compensation levels of companies at a comparable stage of development who compete with the Company for business, scientific and executive talents. As stated above, such comparable companies are generally those with similar market capitalizations and are not necessarily among the companies comprising the industry or broad market indexes reflected in the performance graph in this Proxy Statement. No pre-determined weights are given to any one of such factors. The base salaries for the executive officers generally, and the Chief Executive Officer specifically, for fiscal 2002 were comparable to the Company's peer group companies.

     In addition to each executive officer's base compensation, the Committee may award cash bonuses and the Committee may grant awards under the Company's Incentive Plans to chosen executive officers depending on the extent to which certain defined personal and corporate performance goals are achieved. Such corporate performance goals are the same as discussed above.

     All employees of the Company, including its executive officers, are eligible to receive long-term stock-based incentive awards under the Company's Incentive Plans as a means of providing such individuals with a continuing proprietary interest in the Company. Such grants further the mutuality of interest between the Company's employees and its stockholders by providing significant incentives for such employees to achieve and maintain high levels of performance. The Company's Incentive Plans enhance the Company's ability to attract and retain the services of qualified individuals. Factors considered in determining whether such awards are granted to an executive officer of the Company include the executive's position in the Company, his or her performance and responsibilities, the amount of stock options, if any, currently held by the officer, the vesting schedules of any such options and the executive officer's other compensation. While the Committee does not adhere to any firmly established formulas or schedules for the issuance of awards such as options or restricted stock, the Committee will generally tailor the terms of any such grant to achieve its goal as a long-term incentive award by providing for a vesting schedule encompassing several years or tying the vesting dates to particular corporate or personal milestones.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), added by the Revenue Reconciliation Act of 1993, places a $1.0 million cap on the deductible compensation that can be paid to certain executives of publicly-traded corporations. Amounts that qualify as "performance based" compensation under Section 162(m)(4)(c) of the Code are exempt from the cap and do not count toward the $1.0 million limit. Generally, stock options will qualify as performance based compensation. The Committee has discussed and considered and will continue to evaluate the potential impact of Section 162(m) on the Company in making compensation determinations, but has not established a set policy with respect to future compensation determinations.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The annual base salary of Joseph S. Podolski, the Company's President and Chief Executive Officer, was increased to $285,000 for 2002. In increasing Mr. Podolski's annual base salary for 2002, the Committee evaluated a number of factors, including Mr. Podolski's responsibilities, his general background and qualifications, his achievement of various corporate and personal milestones set by the Committee from time to time, and compensation levels for executives in Mr. Podolski's position and with his background at peer group companies. The Committee has not attached any particular relative weighting to the foregoing factors (or any other factors which the Committee may also consider in reaching compensation decisions for the Company's executive officers).

     In 2002, Mr. Podolski did not receive a cash bonus, but the Committee did adopt a bonus plan under which he will receive year end bonuses that will equal 2% of the amount of milestone payments received by the Company during such year. Such plan terminates after December 31, 2003, unless prior thereto there is either a change of control or a termination of Mr. Podolski's employment. If either such even occurs prior to such date, the bonus plan will terminate upon the occurrence of such event. No payments were made for 2002 under the bonus plan.

     The foregoing report is given by the following members of the Committee:

                                                Timothy McInerney, Chairman
                                                       Steven Blasnik

     The report of the Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

     Set forth below is certain information concerning the executive officers of the Company, including the business experience of each during the past 5 years.

                     NAME                                AGE                                  POSITION
                     ----                                ---                                  --------
Joseph S. Podolski........................               56            President, Chief Executive Officer, and Director
Louis Ploth, Jr...........................               49            Chief Financial Officer, Vice President, Business
                                                                       Development and Secretary

     Information pertaining to Messrs. Podolski and Ploth may be found in the section entitled "Directors."

COMPENSATION OF EXECUTIVE OFFICERS

  Summary Compensation Table

     The following table provides certain summary information concerning compensation paid or accrued during the last three years to the Company's President and Chief Executive Officer and to the Company's only other officer who had compensation in excess of $100,000 during the last fiscal year (the "Named Executive Officer"):

                                                    ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                                                                     RESTRICTED      SECURITIES
                                                                                       STOCK         UNDERLYING         ALL OTHER
         NAME AND PRINCIPAL POSITION     YEAR       SALARY              BONUS       AWARDS ($)      OPTIONS (#)     COMPENSATION(1)
         ---------------------------     ----   --------------    --------------  ------------      -----------    ---------------
Joseph S. Podolski...................... 2002   $      272,708             --     $     26,500           275,000   $     6,000(3)
   President and Chief Executive         2001   $      235,000             --               --            25,000   $     6,000(3)
   Officer                               2000   $      232,500    $    75,000(2)            --                --   $     6,000(3)

Louis Ploth, Jr......................... 2002   $      150,000             --     $     26,500                --            --
   Chief Financial Officer, Vice         2001   $      139,133             --               --            30,000            --
   President, Business Development       2000   $      129,600    $    57,500(2)            --            20,000            --
   and Secretary

----------

(1) During the periods indicated, perquisites for each individual named in the Summary Compensation Table aggregated less than 10% of the total annual salary and bonus reported for such individual in the Summary Compensation Table. Accordingly, no such amounts are included in the Summary Compensation Table.

(2)  Stay bonus granted on October 18, 1999 and paid during 2000.

(3)  Represents car allowance.

     Option Grants in 2002

     The following table provides certain information with respect to options granted to the President and Chief Executive Officer and the other Named Executive Officer during the fiscal year ended December 31, 2002 under the Company's Incentive Plans:

                                                                                              POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                                                                   ANNUAL RATES OF STOCK PRICE
                                                  INDIVIDUAL GRANTS                              APPRECIATION FOR OPTION TERM(1)
                            ----------------------------------------------------------------  -------------------------------------
                                           PERCENT OF
                            NUMBER OF        TOTAL
                            SECURITIES       OPTIONS                    MARKET
                            UNDERLYING     GRANTED TO                 PRICE ON
                             OPTIONS      EMPLOYEES IN   EXERCISE      DATE OF   EXPIRATION
       NAME                 GRANTED(1)     FISCAL YEAR     PRICE        GRANT       DATE          0%        5%             10%
       ----                 ----------    ------------   ---------    ---------  -----------   ------- ------------     ----------
Joseph S. Podolski........     275,000           99.3%   $    4.34    $    4.34    3/20/2012       --      $750,586     $3,016,882
Louis Ploth, Jr...........          --             --           --           --           --       --            --             --

----------

(1) The Securities and Exchange Commission (the "SEC") requires disclosure of the potential realizable value or present value of each grant. The disclosure assumes the options will be held for the full 10-year term prior to exercise. Such options may be exercised prior to the end of such 10-year term. The actual value, if any, an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There can be no assurance that the stock price will appreciate at the rates shown in the table.

     Option Exercises and Holdings

     The following table sets forth information concerning option exercises and the value of unexercised options held by the President and Chief Executive Officer and the other Named Executive Officer of the Company named in the Summary Compensation Table as of the end of the last fiscal year:

                       AGGREGATED OPTION EXERCISES IN 2002
                     AND OPTION VALUES AT DECEMBER 31, 2002


                                                                  NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED                IN-THE-MONEY
                                                                    OPTIONS HELD AT                  OPTIONS HELD AT
                                 SHARES                            DECEMBER 31, 2002               DECEMBER 31, 2002(1)
                               ACQUIRED ON      VALUE        -----------------------------    -----------------------------
           NAME               EXERCISE (#)   REALIZED ($)    EXERCISABLE     UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
           ----               ------------   ------------    -----------     -------------    ------------   --------------
Joseph S. Podolski.........         27,360        101,232        236,000           309,000    $          0   $          0
Louis Ploth, Jr............             --             --        114,700            37,000    $          0   $          0


----------

(1) Computed based on the difference between aggregate fair market value and aggregate exercise price. The fair market value of the Company's Common Stock on December 31, 2002 was $0.98, based on the closing sales price on the Nasdaq Stock Market on December 31, 2002.

     Equity Compensation Plan Information

     The following table provides information as of December 31, 2002, regarding compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance:

                                                                                              NUMBER OF SECURITIES REMAINING
                                 NUMBER OF SECURITIES TO             WEIGHTED-AVERAGE          AVAILABLE FOR FUTURE ISSUANCE
                                 BE ISSUED UPON EXERCISE             EXERCISE PRICE OF        UNDER EQUITY COMPENSATION PLANS
                                 OF OUTSTANDING OPTIONS,           OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES SHOWN IN THE
       PLAN CATEGORY               WARRANTS AND RIGHTS              WARRANTS AND RIGHTS                FIRST COLUMN)
----------------------------     -----------------------           --------------------     ----------------------------------
 Equity compensation plans              1,531,710                          $6.76                         1,043,304
approved by shareholders(1)

 Equity compensation plans
not approved by shareholders                   --                             --                                --
----------------------------     -----------------------           --------------------     ----------------------------------
Total                                   1,531,710                          $6.76                         1,043,304

(1) Consists of shares of Common Stock issued or remaining available for issuance under the Incentive Plans and the 1996 Director Plan and 2000 Director Plan. The material terms of the 2000 Director Plan are described above under "Directors' Meetings and Compensation." The 2000 Director Plan was originally approved by the Company's stockholders. The Company amended the 2000 Director Plan without stockholder approval as permitted by the terms of the 2000 Director Plan on October 24, 2002.

EMPLOYMENT AGREEMENTS

     The Company has employment agreements with Messrs. Podolski and Ploth which provide for current annual salaries of $285,000 and $150,000, respectively. The agreements provide that the Company will pay Messrs. Podolski and Ploth an annual incentive bonus as may be approved by the Board of Directors and that they are entitled to participate in all employee benefit plans sponsored by the Company.

     Mr. Podolski's employment agreement was amended in October 2002 and provides for a renewal term expiring in January 2004, with automatic annual renewals unless terminated by either party. The October 2002 amendment clarified the provisions described below relating to the lump sum payment following a change of control but did not change the economics of the Rabbi Trust. If terminated for reasons other than cause, Mr. Podolski is entitled to receive his annual base salary and certain employment benefits for 1 year following termination. In addition, he is entitled to the following severance payments in the event he is terminated without cause or resigns for good reason within 12 months following a change of control: a cash lump sum payment equal to the present value of the aggregate amount of payments set forth below, in which the present value is determined as of the closing date of the change of control transaction (as if he was terminated or had resigned on such date). Mr. Podolski has agreed to defer payment of such amount, and in lieu of such lump sum payment, he will receive the payments listed in the following table. All of the payments listed below, other than the first payment made at the closing of a change of control, would be made out of an irrevocable Rabbi Trust which would be funded by the Company immediately prior to the closing of a change of control transaction:

AMOUNT OF PAYMENT                               PAYMENT DUE DATE
-------------------                             ---------------------------------------------------
Current base salary                             On the closing of the change of control transaction
$150,000                                        1st anniversary after closing
$150,000                                        2nd anniversary after closing
$150,000                                        3rd anniversary after closing
$150,000                                        4th anniversary after closing
$125,000                                        5th anniversary after closing
$75,000                                         6th anniversary after closing

     Finally, Mr. Podolski is entitled to acceleration of all unvested options and an extension of the period of exercisability of his options for a 2 year period following the closing of a change of control and is entitled to receive benefits coverage for a period of 12 months following his termination.

     Mr. Ploth, the Company's chief financial officer, is entitled to receive a lump sum payment upon the closing of a change of control transaction, regardless of whether he is terminated or continues with the combined company, in an amount equal to his current base salary at the time of the closing. This was amended in October 2002 and replaces his previous change of control payment of 1/2 of his current base salary plus an additional $25,000 cash payment for the consummation of a change of control transaction. In addition, Mr. Ploth is entitled to acceleration of all unvested options and an extension of the period of exercisability of his options for a 2 year period following the closing of a change of control, and he is entitled to receive benefits coverage for a period of 12 months following closing. The benefits coverage was increased from the 6 month period in place prior to the October 2002 amendment.

     Mr. Ploth's employment agreement expires in October 2004 with automatic annual renewals unless otherwise terminated by either party. If terminated for reasons other than cause, Mr. Ploth is entitled to salary and certain employment benefits for 6 months following termination.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Zsolt Lavotha, who is standing for election to the Company's Board of Directors for the first time at the Annual Meeting, previously served as President and Chief Executive Officer and a director of Lavipharm. The Company entered into a definitive merger agreement with Lavipharm in October 2002. In addition, immediately following execution of the definitive merger agreement, the Company loaned $1 million to Lavipharm. The merger agreement terminated in March 2003, and Lavipharm paid off the loan with interest in its entirety in April 2003. Mr. Lavotha served in the capacities described above during these transactions.

PERFORMANCE GRAPH

     The following performance graph compares the performance of the Common Stock to the Nasdaq Combined Composite Index and to the Nasdaq Index of Pharmaceutical Companies. The graph covers the fiscal years ending December 31, 1997 to December 31, 2002. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at December 31, 1997 and that all dividends were reinvested.

                         COMPARISON OF CUMULATIVE RETURN
                              AMONG ZONAGEN, INC.,
                        NASDAQ COMBINED MARKET INDEX AND
                      NASDAQ PHARMACEUTICAL COMPANIES INDEX




                                  (BAR GRAPH)

                         1997      1998      1999      2000      2001     2002
                       -------   -------    ------    ------    ------   ------
ZONAGEN INC.            100.00    105.15     24.06     14.43     38.49     5.39

NASDAQ                  100.00    135.75    278.03    344.54    292.68   180.38
PHARMACEUTICALS

NASDAQ COMBINED         100.00    141.04    248.76    156.35    124.64    86.94
INDEX

          ASSUMES $100 INVESTED ON JAN. 1, 1998
          ASSUMES DIVIDEND REINVESTED
          FISCAL YEAR ENDING DEC. 31, 2002

           The foregoing stock price performance comparisons shall not be deemed incorporated by reference into this Form 10-K or any filing under the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table presents certain information regarding the beneficial ownership of Common Stock as of October 31, 2003 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director of the Company, (iii) the Company's Chief Executive Officer and the other Named Executive Officer, and (iv) all directors and executive officers as a group. Except as described below, each of the persons listed in the table has sole voting and investment power with respect to the shares listed.

                                                                                AMOUNT AND NATURE OF
                                                                                BENEFICIAL OWNERSHIP      PERCENTAGE OF
                                  NAME OF BENEFICIAL OWNER                       OF COMMON STOCK(1)          Class(2)
                                  ------------------------                      --------------------      -------------
Petrus Fund, L.P.
   12377 Merit Dr., Suite 1700
   Dallas, Texas 75251.....................................................            755,793(3)                6.6%
Peter M. Collery and Neil H. Koffler
   420 Lexington Avenue, Suite 2601
   New York, New York 10170................................................            583,743(4)                5.1%

Lloyd M. Bentsen, III......................................................             34,000(5)                 *
Steven Blasnik.............................................................            869,396(6)                7.5%
Daniel Cain................................................................
Jean L. Fourcroy, M.D., Ph.D., M.P.H.......................................
Zsolt Lavotha..............................................................
Joseph S. Podolski.........................................................            340,181(7)                2.9%
Martin P. Sutter ..........................................................            284,828(8)                2.5%
Timothy McInerney..........................................................            100,833(9)                1.0%
Louis Ploth................................................................            130,497(10)               1.1%
All directors and executive officers
   as a group (6 persons)..................................................          1,759,735(5)-(10)           14.5%

*     Does not exceed 1%.

(1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by such persons.

(2) In accordance with the rules of the Securities and Exchange Commission, each beneficial owner's percentage ownership assumes the exercise or conversion of all options, warrants and other convertible securities held by such person and that are exercisable or convertible within 60 days after October 31, 2003.

(3)  Based on information provided to the Company by Petrus Fund, L.P.

(4) Based on information contained in a Schedule 13G filed on behalf of SC Fundamental Value Fund, L.P., SC Fundamental LLC, SC-BVI Partners, PMC-BVI, Inc., SC Fundamental Value BVI, Inc., SC Fundamental Value BVI, Ltd., Peter
     M. Collery and Neil H. Koffler. Pursuant to information contained in the filing, Messrs. Collery and Koffler share voting and dispositive power with respect all of the shares listed above as a result of their relationship with SC Fundamental Value Fund, L.P., which has sole voting and dispositive power with respect to 261,234 shares and SC Fundamental Value BVI, Ltd., which has sole voting and dispositive power with respect to 322,509 shares.

(5)  Includes 34,000 shares issuable upon exercise of options.

(6) Includes (i) 755,793 shares of Common Stock which may be deemed to be beneficially owned by Mr. Blasnik by virtue of his affiliation with Petrus Fund, L.P. and (ii) 113,603 shares of Common Stock issuable upon the exercise of options. Mr. Blasnik disclaims beneficial ownership of the shares owned by Petrus Fund, L.P.

(7) Includes (i) 300 shares of Common Stock which are held by certain of Mr. Podolski's family members and (ii) 248,000 shares of Common Stock issuable upon the exercise of options. Mr. Podolski disclaims beneficial ownership of the shares owned by his family members.

(8) Includes (i) 115,029 shares of Common Stock which may be deemed to be beneficially owned by Mr. Sutter by virtue of his affiliation with Essex Woodlands Health Ventures, L.P., (ii) 100,000 shares of Common Stock issuable upon the exercise of options and (iii) 524 shares of Common Stock which are held by certain of Mr. Sutter's family members. Mr. Sutter disclaims beneficial ownership of the shares owned by Essex Woodlands Health Ventures, L.P. and by his family members.

(9) Includes (i) 66,500 shares of Common Stock issuable upon the exercise of options and (ii) 3,131 shares of Common Stock which are held by certain of Mr. McInerney's family members. Mr. McInerney disclaims beneficial ownership of the shares owned by his family members.

(10) Includes 100,700 shares of Common Stock issuable upon the exercise of options.

COMPENSATION AND OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation and Option Committee currently consists of Messrs. Blasnik and McInerney. During fiscal 2002, no executive officer of the Company served as
(i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors of the Company or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Common Stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of Common Stock with the Commission. Officers, directors and greater than 10% stockholders are required by the Commission regulation to furnish the Company with copies of all such forms that they file.

     To the Company's knowledge, based solely on the Company's review of the copies of such reports received by the Company and on written representations by certain reporting persons that no reports on Form 5 were required, the Company believes that during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with in a timely manner, except that each of Messrs. Podolski and Ploth filed a Form 4 late relating to the grant of a stock award and each of Messrs. Sutter and Blasnik filed a Form 4 two days late relating to the grant of a stock option.

                            PROPOSALS OF STOCKHOLDERS

     Any proposal of a stockholder intended to be presented at the next annual meeting must be received at the Company's principal executive offices no later than February 28, 2004 if the proposal is to be considered for inclusion in the Company's Proxy Statement relating to such meeting. Such proposal must also comply with the other requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, in order to be considered for inclusion in such proxy statement. Additionally, with respect to proposals not submitted for inclusion in the proxy statement, if notice of the proposal is not received by March 31, 2004, the notice will be untimely and the proposal will not be considered at the 2004 annual meeting.

                              FINANCIAL INFORMATION

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, AS AMENDED, INCLUDING ANY FINANCIAL STATEMENTS AND SCHEDULES AND EXHIBITS THERETO, MAY BE OBTAINED WITHOUT CHARGE BY WRITTEN REQUEST TO SECRETARY, ZONAGEN, INC., 2408 TIMBERLOCH PLACE, SUITE B-10, THE WOODLANDS, TEXAS 77380.

                                             By Order of the Board of Directors





                                             Louis Ploth, Jr.
                                             Secretary



November 21, 2003
The Woodlands, Texas

PROXY - ZONAGEN, INC.

THE ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Joseph S. Podolski and Louis Ploth, Jr. or their designees as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at La Quinta Inn, 28673 I-45 North, The Woodlands, Texas, December 29, 2003, at 1:00 p.m. Central Standard Time, and any adjournments thereof, and to vote the shares of stock the undersigned would be entitled to vote if personally present, as indicated below.

The shares of stock represented by this proxy will be voted as directed. If no contrary instruction is given, the shares will be voted FOR the election of the nominees for director and FOR ratification of PricewaterhouseCoopers LLP as independent accountants.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be voted on reverse side.)

                                 ZONAGEN, INC.

[ ] Mark this box with an X if you have made changes to your name or address details above.

ANNUAL MEETING PROXY CARD

A ELECTION OF DIRECTORS
1. The Board of Directors recommends a vote FOR the listed nominees.             FOR               WITHHOLD

   01 - Joseph S. Podolski                                                       [ ]                 [ ]
   02 - Louis Ploth, Jr.                                                         [ ]                 [ ]
   03 - Daniel F. Cain                                                           [ ]                 [ ]
   04 - Jean L. Fourcroy, M.D., Ph.D., M.P.H.                                    [ ]                 [ ]
   05 - Zsolt Lavotha                                                            [ ]                 [ ]


B ISSUES
2. The Board of Directors recommends a vote FOR the following proposals.
                                                                                 FOR               AGAINST                ABSTAIN
To ratify the election of PricewaterhouseCoopers LLP as independent              [ ]                 [ ]                    [ ]
accountants of the company for the fiscal year ended December 31, 2003.


C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box        Signature 2 - Please keep signature within the box       Date (mm/dd/yyyy)

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